Notification of Sources of Distribution

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

BOULDER, Colo. – (BUSINESS WIRE) - On December 30, 2016 Boulder Growth & Income Fund, Inc. (NYSE: BIF) (the “Fund”), a closed-end investment company, will pay a distribution on its common stock of $0.0340 per share to stockholders of record at the close of business on December 22, 2016. The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors, adopted a managed distribution policy under which the Fund may utilize capital gains, where applicable, as part of regular monthly cash distributions to its stockholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to stockholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)	Percentage (%)
Net Investment Income	0.0040	11.64%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.0300	88.36%
Total (per common share)	0.0340	100.00%

Fiscal Year-to-Date Cumulative Distributions from[1]:
	Per Share ($)	Percentage (%)
Net Investment Income	0.0040	11.64%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.0300	88.36%
Total (per common share)	0.0340	100.00%

Stockholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The amounts and sources of distributions reported in this 19(a) Notice are only estimates, are likely to change over time, and are not being provided for tax reporting purposes.

Based on tax estimates, the Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The amounts and sources of distributions year-to-date may be subject to additional adjustments.

[1]	The Fund’s fiscal year is December 1 to November 30. Information shown is for the period beginning December 1, 2016.

THE FUND WILL SEND YOU A FORM 1099-DIV FOR THE CALENDAR YEAR THAT WILL TELL YOU HOW TO REPORT THESE DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to the distribution declaration date. While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a stockholder’s investment in the Fund. The value of a stockholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Fund Performance & Distribution Rate Information

Annualized Distribution Rate as a Percentage of NAV^	3.75%
Cumulative Distribution Rate as a Percentage of NAV*	0.31%
Cumulative Total Return as a Percentage of NAV**	16.38%
Average Annual Total Return***	12.91%

^	Based on the Fund’s NAV as of November 30, 2016 and the monthly distribution of $0.0340.

*	Based on the Fund’s NAV as of November 30, 2016 and includes distributions through November 30, 2016.

**	Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2015 through November 30, 2016.

***	Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ending November 30, 2016. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of these distributions.

The Fund has a managed distribution policy that seeks to deliver the Fund’s long term total return potential through regular monthly distributions declared at a fixed rate per share. Distributions may be paid in part or in full from net investment income, realized capital gains and by returning capital, or a combination thereof. Stockholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the stockholder’s capital. A return of capital is not taxable; rather it reduces a stockholder’s tax basis in his or her shares of the Fund.

The Fund’s Board of Directors reviews the amount of any distributions made pursuant to the Fund’s distribution policy and considers the income earned and capital gains realized by the Fund, as well as the Fund’s available capital. The Board of Directors will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions. The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Directors at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

For more information on the Fund, please visit us on the web at www.boulderfunds.net.

Contact:

Fund Administrative Services, LLC

Brandon Krinhop, 303-449-0426

Notification of Sources of Distribution

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

BOULDER, Colo. – (BUSINESS WIRE) - On January 31, 2017, Boulder Growth & Income Fund, Inc. (NYSE: BIF) (the “Fund”), a closed-end investment company, will pay a distribution on its common stock of $0.0340 per share to stockholders of record at the close of business on January 24, 2017. The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors, adopted a managed distribution policy under which the Fund may utilize capital gains, where applicable, as part of regular monthly cash distributions to its stockholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to stockholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)	Percentage (%)
Net Investment Income	0.0145	42.56%
Net Realized Short-Term Capital Gains	0.0001	0.37%
Net Realized Long-Term Capital Gains	0.0135	39.82%
Return of Capital or other Capital Source	0.0059	17.25%
Total (per common share)	0.0340	100.00%

Fiscal Year-to-Date Cumulative Distributions from[1]:
	Per Share ($)	Percentage (%)
Net Investment Income	0.0184	27.10%
Net Realized Short-Term Capital Gains	0.0001	0.18%
Net Realized Long-Term Capital Gains	0.0135	19.91%
Return of Capital or other Capital Source	0.0360	52.81%
Total (per common share)	0.0680	100.00%

Stockholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The amounts and sources of distributions reported in this 19(a) Notice are only estimates, are likely to change over time, and are not being provided for tax reporting purposes.

Based on tax estimates, the Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The amounts and sources of distributions year-to-date may be subject to additional adjustments.

[1]	The Fund’s fiscal year is December 1 to November 30. Information shown is for the period beginning December 1, 2016.

THE FUND WILL SEND YOU A FORM 1099-DIV FOR THE CALENDAR YEAR THAT WILL TELL YOU HOW TO REPORT THESE DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to the distribution declaration date. While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a stockholder’s investment in the Fund. The value of a stockholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Fund Performance & Distribution Rate Information

Annualized Distribution Rate as a Percentage of NAV^	3.70%
Cumulative Distribution Rate as a Percentage of NAV*	0.62%
Cumulative Total Return as a Percentage of NAV**	1.76%
Average Annual Total Return***	13.25%

^	Based on the Fund’s NAV as of December 31, 2016 and the monthly distribution of $0.0340.

*	Based on the Fund’s NAV as of December 31, 2016 and includes distributions through January 31, 2017.

**	Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2016 through December 31, 2016.

***	Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ending December 31, 2016. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of these distributions.

The Fund has a managed distribution policy that seeks to deliver the Fund’s long term total return potential through regular monthly distributions declared at a fixed rate per share. Distributions may be paid in part or in full from net investment income, realized capital gains and by returning capital, or a combination thereof. Stockholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the stockholder’s capital. A return of capital is not taxable; rather it reduces a stockholder’s tax basis in his or her shares of the Fund.

The Fund’s Board of Directors reviews the amount of any distributions made pursuant to the Fund’s distribution policy and considers the income earned and capital gains realized by the Fund, as well as the Fund’s available capital. The Board of Directors will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions. The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Directors at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

For more information on the Fund, please visit us on the web at www.boulderfunds.net.

Contact:

Fund Administrative Services, LLC

Brandon Krinhop, 303-449-0426

Boulder Growth & Income Fund Announces Notification of Sources of Distribution

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

BOULDER, Colo. – (BUSINESS WIRE) - On February 28, 2017, Boulder Growth & Income Fund, Inc. (NYSE: BIF) (the “Fund”), a closed-end investment company, will pay a distribution on its common stock of $0.0340 per share to stockholders of record at the close of business on February 21, 2017. The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors, adopted a managed distribution policy under which the Fund may utilize capital gains, where applicable, as part of regular monthly cash distributions to its stockholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to stockholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)	Percentage (%)
Net Investment Income	0.0119	34.86%
Net Realized Short-Term Capital Gains	0.0010	3.03%
Net Realized Long-Term Capital Gains	0.0211	62.11%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.0340	100.00%

Fiscal Year-to-Date Cumulative Distributions from[1]:
	Per Share ($)	Percentage (%)
Net Investment Income	0.0303	29.69%
Net Realized Short-Term Capital Gains	0.0012	1.13%
Net Realized Long-Term Capital Gains	0.0346	33.98%
Return of Capital or other Capital Source	0.0359	35.20%
Total (per common share)	0.1020	100.00%

Stockholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The amounts and sources of distributions reported in this 19(a) Notice are only estimates, are likely to change over time, and are not being provided for tax reporting purposes.

Based on tax estimates, the Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The amounts and sources of distributions year-to-date may be subject to additional adjustments.

[1]	The Fund’s fiscal year is December 1 to November 30. Information shown is for the period beginning December 1, 2016.

THE FUND WILL SEND YOU A FORM 1099-DIV FOR THE CALENDAR YEAR THAT WILL TELL YOU HOW TO REPORT THESE DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to the distribution declaration date. While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a stockholder’s investment in the Fund. The value of a stockholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Fund Performance & Distribution Rate Information

Annualized Distribution Rate as a Percentage of NAV^	3.68%
Cumulative Distribution Rate as a Percentage of NAV*	0.92%
Cumulative Total Return as a Percentage of NAV**	2.79%
Average Annual Total Return***	12.81%

^	Based on the Fund’s NAV as of December 31, 2016 and the monthly distribution of $0.0340.

*	Based on the Fund’s NAV as of December 31, 2016 and includes distributions through February 28, 2017.

**	Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2016 through January 31, 2017.

***	Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ending January 31, 2017. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of these distributions.

The Fund has a managed distribution policy that seeks to deliver the Fund’s long term total return potential through regular monthly distributions declared at a fixed rate per share. Distributions may be paid in part or in full from net investment income, realized capital gains and by returning capital, or a combination thereof. Stockholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the stockholder’s capital. A return of capital is not taxable; rather it reduces a stockholder’s tax basis in his or her shares of the Fund.

The Fund’s Board of Directors reviews the amount of any distributions made pursuant to the Fund’s distribution policy and considers the income earned and capital gains realized by the Fund, as well as the Fund’s available capital. The Board of Directors will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions. The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Directors at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

For more information on the Fund, please visit us on the web at www.boulderfunds.net.

Contact:

Fund Administrative Services, LLC

Brandon Krinhop, 303-449-0426

Boulder Growth & Income Fund Announces Notification of Sources of Distribution

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

BOULDER, Colo. – (BUSINESS WIRE) - On March 31, 2017, Boulder Growth & Income Fund, Inc. (NYSE: BIF) (the “Fund”), a closed-end investment company, will pay a distribution on its common stock of $0.0340 per share to stockholders of record at the close of business on March 24, 2017. The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors, adopted a managed distribution policy under which the Fund may utilize capital gains, where applicable, as part of regular monthly cash distributions to its stockholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to stockholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)	Percentage (%)
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0101	29.72%
Return of Capital or other Capital Source	0.0239	70.28%
Total (per common share)	0.0340	100.00%

Fiscal Year-to-Date Cumulative Distributions from[1]:
	Per Share ($)	Percentage (%)
Net Investment Income	0.0303	22.27%
Net Realized Short-Term Capital Gains	0.0012	0.85%
Net Realized Long-Term Capital Gains	0.0447	32.91%
Return of Capital or other Capital Source	0.0598	43.97%
Total (per common share)	0.1360	100.00%

Stockholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The amounts and sources of distributions reported in this 19(a) Notice are only estimates, are likely to change over time, and are not being provided for tax reporting purposes.

Based on tax estimates, the Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The amounts and sources of distributions year-to-date may be subject to additional adjustments.

[1]	The Fund’s fiscal year is December 1 to November 30. Information shown is for the period beginning December 1, 2016.

THE FUND WILL SEND YOU A FORM 1099-DIV FOR THE CALENDAR YEAR THAT WILL TELL YOU HOW TO REPORT THESE DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to the distribution declaration date. While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a stockholder’s investment in the Fund. The value of a stockholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Fund Performance & Distribution Rate Information

Annualized Distribution Rate as a Percentage of NAV^	3.54%
Cumulative Distribution Rate as a Percentage of NAV*	1.18%
Cumulative Total Return as a Percentage of NAV**	7.16%
Average Annual Total Return***	13.33%

^	Based on the Fund’s NAV as of February 28, 2017 and the monthly distribution of $0.0340.

*	Based on the Fund’s NAV as of February 28, 2017 and includes distributions through March 31, 2017.

**	Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2016 through February 28, 2017.

***	Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ending February 28, 2017. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of these distributions.

The Fund has a managed distribution policy that seeks to deliver the Fund’s long term total return potential through regular monthly distributions declared at a fixed rate per share. Distributions may be paid in part or in full from net investment income, realized capital gains and by returning capital, or a combination thereof. Stockholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the stockholder’s capital. A return of capital is not taxable; rather it reduces a stockholder’s tax basis in his or her shares of the Fund.

The Fund’s Board of Directors reviews the amount of any distributions made pursuant to the Fund’s distribution policy and considers the income earned and capital gains realized by the Fund, as well as the Fund’s available capital. The Board of Directors will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions. The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Directors at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

For more information on the Fund, please visit us on the web at www.boulderfunds.net.

Contact:

Fund Administrative Services, LLC

Brandon Krinhop, 303-449-0426

Boulder Growth & Income Fund Announces Notification of Sources of Distribution

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

BOULDER, Colo. – (BUSINESS WIRE) - On April 28, 2017, Boulder Growth & Income Fund, Inc. (NYSE: BIF) (the “Fund”), a closed-end investment company, will pay a distribution on its common stock of $0.0340 per share to stockholders of record at the close of business on April 21, 2017. The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors, adopted a managed distribution policy under which the Fund may utilize capital gains, where applicable, as part of regular monthly cash distributions to its stockholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to stockholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)	Percentage (%)
Net Investment Income	0.0021	6.14%
Net Realized Short-Term Capital Gains	0.0007	2.04%
Net Realized Long-Term Capital Gains	0.0023	6.86%
Return of Capital or other Capital Source	0.0289	84.96%
Total (per common share)	0.0340	100.00%

Fiscal Year-to-Date Cumulative Distributions from[1]:
	Per Share ($)	Percentage (%)
Net Investment Income	0.0324	19.04%
Net Realized Short-Term Capital Gains	0.0019	1.09%
Net Realized Long-Term Capital Gains	0.0470	27.70%
Return of Capital or other Capital Source	0.0887	52.17%
Total (per common share)	0.1700	100.00%

Stockholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The amounts and sources of distributions reported in this 19(a) Notice are only estimates, are likely to change over time, and are not being provided for tax reporting purposes.

Based on tax estimates, the Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The amounts and sources of distributions year-to-date may be subject to additional adjustments.

[1]	The Fund’s fiscal year is December 1 to November 30. Information shown is for the period beginning December 1, 2016.

THE FUND WILL SEND YOU A FORM 1099-DIV FOR THE CALENDAR YEAR THAT WILL TELL YOU HOW TO REPORT THESE DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to the distribution declaration date. While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a stockholder’s investment in the Fund. The value of a stockholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Fund Performance & Distribution Rate Information

Annualized Distribution Rate as a Percentage of NAV^	3.61%
Cumulative Distribution Rate as a Percentage of NAV*	1.50%
Cumulative Total Return as a Percentage of NAV**	5.59%
Average Annual Total Return***	12.76%

^	Based on the Fund’s NAV as of March 31, 2017 and the monthly distribution of $0.0340.

*	Based on the Fund’s NAV as of March 31, 2017 and includes distributions through April 28, 2017.

**	Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2016 through March 31, 2017.

***	Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ending March 31, 2017. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of these distributions.

The Fund has a managed distribution policy that seeks to deliver the Fund’s long term total return potential through regular monthly distributions declared at a fixed rate per share. Distributions may be paid in part or in full from net investment income, realized capital gains and by returning capital, or a combination thereof. Stockholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the stockholder’s capital. A return of capital is not taxable; rather it reduces a stockholder’s tax basis in his or her shares of the Fund.

The Fund’s Board of Directors reviews the amount of any distributions made pursuant to the Fund’s distribution policy and considers the income earned and capital gains realized by the Fund, as well as the Fund’s available capital. The Board of Directors will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions. The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Directors at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

For more information on the Fund, please visit us on the web at www.boulderfunds.net.

Contact:

Fund Administrative Services, LLC

Brandon Krinhop, 303-449-0426

Boulder Growth & Income Fund Announces Notification of Sources of Distribution

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

BOULDER, Colo. (BUSINESS WIRE) - On May 31, 2017, Boulder Growth & Income Fund, Inc. (NYSE: BIF) (the “Fund”), a closed-end investment company, will pay a distribution on its common stock of $0.0340 per share to stockholders of record at the close of business on May 23, 2017. The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors, adopted a managed distribution policy under which the Fund may utilize capital gains, where applicable, as part of regular monthly cash distributions to its stockholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to stockholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)	Percentage (%)
Net Investment Income	0.0260	76.52%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0080	23.48%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.0340	100.00%

Fiscal Year-to-Date Cumulative Distributions from[1]:
	Per Share ($)	Percentage (%)
Net Investment Income	0.0584	28.62%
Net Realized Short-Term Capital Gains	0.0018	0.90%
Net Realized Long-Term Capital Gains	0.0550	27.00%
Return of Capital or other Capital Source	0.0887	43.48%
Total (per common share)	0.2040	100.00%

Stockholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The amounts and sources of distributions reported in this 19(a) Notice are only estimates, are likely to change over time, and are not being provided for tax reporting purposes.

Based on tax estimates, the Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The amounts and sources of distributions year-to-date may be subject to additional adjustments.

[1]	The Fund’s fiscal year is December 1 to November 30. Information shown is for the period beginning December 1, 2016.

THE FUND WILL SEND YOU A FORM 1099-DIV FOR THE CALENDAR YEAR THAT WILL TELL YOU HOW TO REPORT THESE DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to the distribution declaration date. While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a stockholder’s investment in the Fund. The value of a stockholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Fund Performance & Distribution Rate Information

Annualized Distribution Rate as a Percentage of NAV^	3.59%
Cumulative Distribution Rate as a Percentage of NAV*	1.79%
Cumulative Total Return as a Percentage of NAV**	6.53%
Average Annual Total Return***	13.05%

^	Based on the Fund’s NAV as of April 28, 2017 and the monthly distribution of $0.0340.

*	Based on the Fund’s NAV as of April 28, 2017 and includes distributions through May 31, 2017.

**	Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2016 through April 28, 2017.

***	Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ending April 28, 2017. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of these distributions.

The Fund has a managed distribution policy that seeks to deliver the Fund’s long term total return potential through regular monthly distributions declared at a fixed rate per share. Distributions may be paid in part or in full from net investment income, realized capital gains and by returning capital, or a combination thereof. Stockholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the stockholder’s capital. A return of capital is not taxable; rather it reduces a stockholder’s tax basis in his or her shares of the Fund.

The Fund’s Board of Directors reviews the amount of any distributions made pursuant to the Fund’s distribution policy and considers the income earned and capital gains realized by the Fund, as well as the Fund’s available capital. The Board of Directors will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions. The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Directors at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

For more information on the Fund, please visit us on the web at www.boulderfunds.net.

Contact:

Fund Administrative Services, LLC

Brandon Krinhop, 303-449-0426

Boulder Growth & Income Fund Announces Notification of Sources of Distribution

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

BOULDER, Colo. (BUSINESS WIRE) - On June 30, 2017, Boulder Growth & Income Fund, Inc. (NYSE: BIF) (the “Fund”), a closed-end investment company, will pay a distribution on its common stock of $0.0340 per share to stockholders of record at the close of business on June 23, 2017. The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors, adopted a managed distribution policy under which the Fund may utilize capital gains, where applicable, as part of regular monthly cash distributions to its stockholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to stockholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)	Percentage (%)
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0039	11.50%
Return of Capital or other Capital Source	0.0301	88.50%
Total (per common share)	0.0340	100.00%

Fiscal Year-to-Date Cumulative Distributions from[1]:
	Per Share ($)	Percentage (%)
Net Investment Income	0.0584	24.53%
Net Realized Short-Term Capital Gains	0.0019	0.78%
Net Realized Long-Term Capital Gains	0.0590	24.79%
Return of Capital or other Capital Source	0.1187	49.90%
Total (per common share)	0.2380	100.00%

Stockholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The amounts and sources of distributions reported in this 19(a) Notice are only estimates, are likely to change over time, and are not being provided for tax reporting purposes.

Based on tax estimates, the Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The amounts and sources of distributions year-to-date may be subject to additional adjustments.

[1]	The Fund’s fiscal year is December 1 to November 30. Information shown is for the period beginning December 1, 2016.

THE FUND WILL SEND YOU A FORM 1099-DIV FOR THE CALENDAR YEAR THAT WILL TELL YOU HOW TO REPORT THESE DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to the distribution declaration date. While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a stockholder’s investment in the Fund. The value of a stockholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Fund Performance & Distribution Rate Information

Annualized Distribution Rate as a Percentage of NAV^	3.58%
Cumulative Distribution Rate as a Percentage of NAV*	2.09%
Cumulative Total Return as a Percentage of NAV**	7.10%
Average Annual Total Return***	14.23%

^	Based on the Fund’s NAV as of May 31, 2017 and the monthly distribution of $0.0340.

*	Based on the Fund’s NAV as of May 31, 2017 and includes distributions through June 30, 2017.

**	Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2016 through May 31, 2017.

***	Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ending May 31, 2017. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of these distributions.

The Fund has a managed distribution policy that seeks to deliver the Fund’s long term total return potential through regular monthly distributions declared at a fixed rate per share. Distributions may be paid in part or in full from net investment income, realized capital gains and by returning capital, or a combination thereof. Stockholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the stockholder’s capital. A return of capital is not taxable; rather it reduces a stockholder’s tax basis in his or her shares of the Fund.

The Fund’s Board of Directors reviews the amount of any distributions made pursuant to the Fund’s distribution policy and considers the income earned and capital gains realized by the Fund, as well as the Fund’s available capital. The Board of Directors will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions. The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Directors at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

For more information on the Fund, please visit us on the web at www.boulderfunds.net.

Contact:

Fund Administrative Services, LLC

Brandon Krinhop, 303-449-0426

Boulder Growth & Income Fund Announces Notification of Sources of Distribution

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

BOULDER, Colo. (BUSINESS WIRE) - On July 31, 2017, Boulder Growth & Income Fund, Inc. (NYSE: BIF) (the “Fund”), a closed-end investment company, will pay a distribution on its common stock of $0.0340 per share to stockholders of record at the close of business on July 24, 2017. The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors, adopted a managed distribution policy under which the Fund may utilize capital gains, where applicable, as part of regular monthly cash distributions to its stockholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to stockholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)	Percentage (%)
Net Investment Income	0.0035	10.12%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0305	89.88%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.0340	100.00%

Fiscal Year-to-Date Cumulative Distributions from[1]:
	Per Share ($)	Percentage (%)
Net Investment Income	0.0619	22.73%
Net Realized Short-Term Capital Gains	0.0018	0.68%
Net Realized Long-Term Capital Gains	0.0895	32.92%
Return of Capital or other Capital Source	0.1188	43.67%
Total (per common share)	0.2720	100.00%

Stockholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The amounts and sources of distributions reported in this 19(a) Notice are only estimates, are likely to change over time, and are not being provided for tax reporting purposes.

Based on tax estimates, the Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The amounts and sources of distributions year-to-date may be subject to additional adjustments.

[1]	The Fund’s fiscal year is December 1 to November 30. Information shown is for the period beginning December 1, 2016.

THE FUND WILL SEND YOU A FORM 1099-DIV FOR THE CALENDAR YEAR THAT WILL TELL YOU HOW TO REPORT THESE DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to the distribution declaration date. While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a stockholder’s investment in the Fund. The value of a stockholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Fund Performance & Distribution Rate Information

Annualized Distribution Rate as a Percentage of NAV^	3.50%
Cumulative Distribution Rate as a Percentage of NAV*	2.33%
Cumulative Total Return as a Percentage of NAV**	10.03%
Average Annual Total Return***	13.45%

^	Based on the Fund’s NAV as of June 30, 2017 and the monthly distribution of $0.0340.

*	Based on the Fund’s NAV as of June 30, 2017 and includes distributions through July 31, 2017.

**	Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2016 through June 30, 2017.

***	Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ending June 30, 2017. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of these distributions.

The Fund has a managed distribution policy that seeks to deliver the Fund’s long term total return potential through regular monthly distributions declared at a fixed rate per share. Distributions may be paid in part or in full from net investment income, realized capital gains and by returning capital, or a combination thereof. Stockholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the stockholder’s capital. A return of capital is not taxable; rather it reduces a stockholder’s tax basis in his or her shares of the Fund.

The Fund’s Board of Directors reviews the amount of any distributions made pursuant to the Fund’s distribution policy and considers the income earned and capital gains realized by the Fund, as well as the Fund’s available capital. The Board of Directors will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions. The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Directors at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

For more information on the Fund, please visit us on the web at www.boulderfunds.net.

Contact:

Fund Administrative Services, LLC

Brandon Krinhop, 303-449-0426

Boulder Growth & Income Fund Announces Notification of Sources of Distribution

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

BOULDER, Colo. (BUSINESS WIRE) - On August 31, 2017, Boulder Growth & Income Fund, Inc. (NYSE: BIF) (the “Fund”), a closed-end investment company, will pay a distribution on its common stock of $0.0340 per share to stockholders of record at the close of business on August 24, 2017. The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors, adopted a managed distribution policy under which the Fund may utilize capital gains, where applicable, as part of regular monthly cash distributions to its stockholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to stockholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)	Percentage (%)
Net Investment Income	0.0082	24.02%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0258	75.98%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.0340	100.00%

Fiscal Year-to-Date Cumulative Distributions from[1]:
	Per Share ($)	Percentage (%)
Net Investment Income	0.0701	22.88%
Net Realized Short-Term Capital Gains	0.0018	0.60%
Net Realized Long-Term Capital Gains	0.1153	37.70%
Return of Capital or other Capital Source	0.1188	38.82%
Total (per common share)	0.3060	100.00%

Stockholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The amounts and sources of distributions reported in this 19(a) Notice are only estimates, are likely to change over time, and are not being provided for tax reporting purposes.

Based on tax estimates, the Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The amounts and sources of distributions year-to-date may be subject to additional adjustments.

[1]	The Fund’s fiscal year is December 1 to November 30. Information shown is for the period beginning December 1, 2016.

THE FUND WILL SEND YOU A FORM 1099-DIV FOR THE CALENDAR YEAR THAT WILL TELL YOU HOW TO REPORT THESE DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to the distribution declaration date. While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a stockholder’s investment in the Fund. The value of a stockholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Fund Performance & Distribution Rate Information

Annualized Distribution Rate as a Percentage of NAV^	3.45%
Cumulative Distribution Rate as a Percentage of NAV*	2.58%
Cumulative Total Return as a Percentage of NAV**	12.11%
Average Annual Total Return***	13.16%

^	Based on the Fund’s NAV as of July 31, 2017 and the monthly distribution of $0.0340.

*	Based on the Fund’s NAV as of July 31, 2017 and includes distributions through August 31, 2017.

**	Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2016 through July 31, 2017.

***	Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ending July 31, 2017. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of these distributions.

The Fund has a managed distribution policy that seeks to deliver the Fund’s long term total return potential through regular monthly distributions declared at a fixed rate per share. Distributions may be paid in part or in full from net investment income, realized capital gains and by returning capital, or a combination thereof. Stockholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the stockholder’s capital. A return of capital is not taxable; rather it reduces a stockholder’s tax basis in his or her shares of the Fund.

The Fund’s Board of Directors reviews the amount of any distributions made pursuant to the Fund’s distribution policy and considers the income earned and capital gains realized by the Fund, as well as the Fund’s available capital. The Board of Directors will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions. The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Directors at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

For more information on the Fund, please visit us on the web at www.boulderfunds.net.

Contact:

Fund Administrative Services, LLC

Brandon Krinhop, 303-449-0426

Boulder Growth & Income Fund Announces Notification of Sources of Distribution

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

BOULDER, Colo. (BUSINESS WIRE) - On September 29, 2017, Boulder Growth & Income Fund, Inc. (NYSE: BIF) (the “Fund”), a closed-end investment company, will pay a distribution on its common stock of $0.0340 per share to stockholders of record at the close of business on September 22, 2017. The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors, adopted a managed distribution policy under which the Fund may utilize capital gains, where applicable, as part of regular monthly cash distributions to its stockholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to stockholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)	Percentage (%)
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0340	100.00%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.0340	100.00%

Fiscal Year-to-Date Cumulative Distributions from[1]:
	Per Share ($)	Percentage (%)
Net Investment Income	0.0701	20.59%
Net Realized Short-Term Capital Gains	0.0018	0.54%
Net Realized Long-Term Capital Gains	0.1493	43.93%
Return of Capital or other Capital Source	0.1188	34.94%
Total (per common share)	0.3400	100.00%

Stockholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The amounts and sources of distributions reported in this 19(a) Notice are only estimates, are likely to change over time, and are not being provided for tax reporting purposes.

Based on tax estimates, the Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The amounts and sources of distributions year-to-date may be subject to additional adjustments.

[1]	The Fund’s fiscal year is December 1 to November 30. Information shown is for the period beginning December 1, 2016.

THE FUND WILL SEND YOU A FORM 1099-DIV FOR THE CALENDAR YEAR THAT WILL TELL YOU HOW TO REPORT THESE DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to the distribution declaration date. While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a stockholder’s investment in the Fund. The value of a stockholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Fund Performance & Distribution Rate Information

Annualized Distribution Rate as a Percentage of NAV^	3.41%
Cumulative Distribution Rate as a Percentage of NAV*	2.85%
Cumulative Total Return as a Percentage of NAV**	13.53%
Average Annual Total Return***	13.17%

^	Based on the Fund’s NAV as of August 31, 2017 and the monthly distribution of $0.0340.

*	Based on the Fund’s NAV as of August 31, 2017 and includes distributions through September 29, 2017.

**	Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2016 through August 31, 2017.

***	Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ending August 31, 2017. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of these distributions.

The Fund has a managed distribution policy that seeks to deliver the Fund’s long term total return potential through regular monthly distributions declared at a fixed rate per share. Distributions may be paid in part or in full from net investment income, realized capital gains and by returning capital, or a combination thereof. Stockholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the stockholder’s capital. A return of capital is not taxable; rather it reduces a stockholder’s tax basis in his or her shares of the Fund.

The Fund’s Board of Directors reviews the amount of any distributions made pursuant to the Fund’s distribution policy and considers the income earned and capital gains realized by the Fund, as well as the Fund’s available capital. The Board of Directors will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions. The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Directors at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

For more information on the Fund, please visit us on the web at www.boulderfunds.net.

Contact:

Fund Administrative Services, LLC

Brandon Krinhop, 303-449-0426

Boulder Growth & Income Fund Announces Notification of Sources of Distribution

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

BOULDER, Colo. (BUSINESS WIRE) - On October 31, 2017, Boulder Growth & Income Fund, Inc. (NYSE: BIF) (the “Fund”), a closed-end investment company, will pay a distribution on its common stock of $0.0340 per share to stockholders of record at the close of business on October 24, 2017. The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors, adopted a managed distribution policy under which the Fund may utilize capital gains, where applicable, as part of regular monthly cash distributions to its stockholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to stockholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)	Percentage (%)
Net Investment Income	0.0042	12.22%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0298	87.78%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.0340	100.00%

Fiscal Year-to-Date Cumulative Distributions from[1]:
	Per Share ($)	Percentage (%)
Net Investment Income	0.0742	19.83%
Net Realized Short-Term Capital Gains	0.0018	0.49%
Net Realized Long-Term Capital Gains	0.1792	47.92%
Return of Capital or other Capital Source	0.1188	31.76%
Total (per common share)	0.3740	100.00%

Stockholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The amounts and sources of distributions reported in this 19(a) Notice are only estimates, are likely to change over time, and are not being provided for tax reporting purposes.

Based on tax estimates, the Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The amounts and sources of distributions year-to-date may be subject to additional adjustments.

[1]	The Fund’s fiscal year is December 1 to November 30. Information shown is for the period beginning December 1, 2016.

THE FUND WILL SEND YOU A FORM 1099-DIV FOR THE CALENDAR YEAR THAT WILL TELL YOU HOW TO REPORT THESE DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to the distribution declaration date. While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a stockholder’s investment in the Fund. The value of a stockholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Fund Performance & Distribution Rate Information

Annualized Distribution Rate as a Percentage of NAV^	3.37%
Cumulative Distribution Rate as a Percentage of NAV*	3.09%
Cumulative Total Return as a Percentage of NAV**	15.24%
Average Annual Total Return***	12.47%

^	Based on the Fund’s NAV as of September 29, 2017 and the monthly distribution of $0.0340.

*	Based on the Fund’s NAV as of September 29, 2017 and includes distributions through October 31, 2017.

**	Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2016 through September 29, 2017.

***	Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ending September 29, 2017. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of these distributions.

The Fund has a managed distribution policy that seeks to deliver the Fund’s long term total return potential through regular monthly distributions declared at a fixed rate per share. Distributions may be paid in part or in full from net investment income, realized capital gains and by returning capital, or a combination thereof. Stockholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the stockholder’s capital. A return of capital is not taxable; rather it reduces a stockholder’s tax basis in his or her shares of the Fund.

The Fund’s Board of Directors reviews the amount of any distributions made pursuant to the Fund’s distribution policy and considers the income earned and capital gains realized by the Fund, as well as the Fund’s available capital. The Board of Directors will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions. The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Directors at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

For more information on the Fund, please visit us on the web at www.boulderfunds.net.

Contact:

Fund Administrative Services, LLC

Brandon Krinhop, 303-449-0426

Boulder Growth & Income Fund Announces Notification of Sources of Distribution

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

BOULDER, Colo. (BUSINESS WIRE) - On November 30, 2017, Boulder Growth & Income Fund, Inc. (NYSE: BIF) (the “Fund”), a closed-end investment company, will pay a distribution on its common stock of $0.0340 per share to stockholders of record at the close of business on November 22, 2017. The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors, adopted a managed distribution policy under which the Fund may utilize capital gains, where applicable, as part of regular monthly cash distributions to its stockholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to stockholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)	Percentage (%)
Net Investment Income	0.0065	19.05%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0275	80.95%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.0340	100.00%

Fiscal Year-to-Date Cumulative Distributions from[1]:
	Per Share ($)	Percentage (%)
Net Investment Income	0.0807	19.76%
Net Realized Short-Term Capital Gains	0.0018	0.45%
Net Realized Long-Term Capital Gains	0.2067	50.67%
Return of Capital or other Capital Source	0.1188	29.12%
Total (per common share)	0.4080	100.00%

Stockholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The amounts and sources of distributions reported in this 19(a) Notice are only estimates, are likely to change over time, and are not being provided for tax reporting purposes.

Based on tax estimates, the Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The amounts and sources of distributions year-to-date may be subject to additional adjustments.

[1]	The Fund’s fiscal year is December 1 to November 30. Information shown is for the period beginning December 1, 2016.

THE FUND WILL SEND YOU A FORM 1099-DIV FOR THE CALENDAR YEAR THAT WILL TELL YOU HOW TO REPORT THESE DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to the distribution declaration date. While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a stockholder’s investment in the Fund. The value of a stockholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Fund Performance & Distribution Rate Information

Annualized Distribution Rate as a Percentage of NAV^	3.30%
Cumulative Distribution Rate as a Percentage of NAV*	3.30%
Cumulative Total Return as a Percentage of NAV**	18.29%
Average Annual Total Return***	13.20%

^	Based on the Fund’s NAV as of October 31, 2017 and the monthly distribution of $0.0340.

*	Based on the Fund’s NAV as of October 31, 2017 and includes distributions through November 30, 2017.

**	Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2016 through October 31, 2017.

***	Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ending October 31, 2017. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of these distributions.

The Fund has a managed distribution policy that seeks to deliver the Fund’s long term total return potential through regular monthly distributions declared at a fixed rate per share. Distributions may be paid in part or in full from net investment income, realized capital gains and by returning capital, or a combination thereof. Stockholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the stockholder’s capital. A return of capital is not taxable; rather it reduces a stockholder’s tax basis in his or her shares of the Fund.

The Fund’s Board of Directors reviews the amount of any distributions made pursuant to the Fund’s distribution policy and considers the income earned and capital gains realized by the Fund, as well as the Fund’s available capital. The Board of Directors will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions. The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Directors at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

For more information on the Fund, please visit us on the web at www.boulderfunds.net.

Contact:

Fund Administrative Services, LLC

Brandon Krinhop, 303-449-0426